Exhibit 99.1

FOR IMMEDIATE RELEASE

Opiant Pharmaceuticals, Inc. Announces FDA Orange Book Listing for New NARCAN® Nasal Spray Patent

Listing Bolsters IP Estate and Enhances NARCAN Product Exclusivity

SANTA MONICA, California – June 27, 2017 – Opiant Pharmaceuticals, Inc. (“Opiant”) (OTCQB:OPNT), a specialty pharmaceutical company developing pharmacological treatments for addictions and eating disorders, today announced that its most recently issued U.S. Patent No. 9,629,965 covering the formulation and methods of use for NARCAN® Nasal Spray (“NARCAN”), is now listed in the U.S. Food and Drug Administration (FDA) publication, Approved Drug Products with Therapeutic Equivalence Evaluations, commonly known as the Orange Book.

“We now have five Orange Book-listed patents for NARCAN and are encouraged by our solid intellectual property position and enhanced product exclusivity,” said Roger Crystal, M.D., Chief Executive Officer of Opiant. “This latest patent also has the potential to be valuable for some of Opiant’s additional programs.”

U.S. Patent No. 9,629,965 claims intranasal formulations, devices comprising them, and methods of treatment of opioid overdose for the four-milligram dose of NARCAN. An Orange Book listing requires an Abbreviated New Drug Application (ANDA) applicant seeking FDA approval of a generic version of NARCAN to notify the Company and its partner, Adapt Pharma, before it can obtain FDA approval. This would be subject to a 30-month stay of marketing approval and potentially longer if such notification occurs and a patent infringement suit is successful.

About Opiant Pharmaceuticals, Inc.

Opiant Pharmaceuticals, Inc., is a specialty pharmaceutical company developing pharmacological treatments for addictions and eating disorders. NIDA, a division of the National Institutes of Health (NIH), describes these disorders as chronic relapsing brain diseases which burden society at both the individual and community levels. With its innovative opioid antagonist nasal delivery technology, Opiant is positioned to become a leader in these treatment markets. Its first product, NARCAN® Nasal Spray, is approved for marketing in the U.S. and Canada by the company’s partner, Adapt Pharma Limited. For more information please visit: www.opiant.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements, including those risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto. Therefore, current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by Opiant or any other person that the objectives and plans of Opiant will be achieved in any specified time frame, if at all. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” or “continue” or the negative of such terms and other comparable terminology. These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors. These and other factors may cause our actual results to differ materially from any forward-looking statement. We undertake no obligation to update any of the forward-looking statements after the date of this press release to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

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CONTACT INFORMATION:

Corporate Contact:

Investor.relations@opiant.com

Investors:

Sam Martin

Argot Partners

sam@argotpartners.com

212-600-1902